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               FOURTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                               AND LOAN DOCUMENTS

THIS FOURTEENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND LOAN DOCUMENTS (this "Amendment"), dated as of November 5, 1999, is between NATIONAL BANK OF CANADA, a Canadian chartered bank ("Lender"), and CET ENVIRONMENTAL SERVICES, INC., a California corporation ("Borrower").

                                    Recitals

A. Lender and Borrower entered into a Loan and Security Agreement dated May 29, 1997, as amended by the first through thirteenth amendments (as amended, the "Loan Agreement"). Defined terms used herein and not defined herein shall have the meaning set forth in the Loan Agreement.

B.       The Loans are secured by the Collateral.

C. Pursuant to a letter from Lender to Borrower dated September 21, 1999, Lender notified Borrower of numerous Events of Default under the Loan Agreement, and in connection therewith, Lender provided to Borrower a forbearance letter dated September 23, 1999 as amended by a letter dated October 5, 1999 from Lender to Borrower (as amended, the "Forbearance Letter").

D. The Borrower and Lender desire to enter into this Amendment in order to make certain other revisions to the Loan Agreement.

                                    Agreement

IN CONSIDERATION of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower agree as follows:

1. Maximum Loan Availability. Without in any way limiting the rights of the Lender under this Agreement or the Forbearance Letter, or the sole discretion of Lender to elect whether or not to make Advances, Section 1(u) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                  "Maximum Loan Availability" shall mean (1) the lesser of (a) $3,500,000 minus the Required Reductions or (b) the Revolving Loan Availability minus (2) the sum of (a) the outstanding principal amount of all Equipment Loans, (b) the aggregate undrawn face amount of all Letters of Credit and (c) the aggregate amount of all Revolver Reductions.



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                  On each date that the Maximum Loan Availability is determined,
                  Borrower shall pay to Lender the amount by which the outstanding amount of the Revolving Loan plus the aggregate undrawn face amount of all Letters of Credits exceeds the revised Maximum Loan Availability.

2. Additional Definitions. Section 1 of the Loan Agreement is hereby further amended by adding a new section 1(hh), 1(ii), and 1(jj) to read as follows:

                  1(hh) "Required Reductions" shall mean the greater of (a) the Set Reduction Amount, or (b) the Collection Reduction Amount.

                  1(ii) "Set Reduction Amount" shall mean the following amounts for the periods opposite such figures:

---------------------------------------------------------------
     November 5, 1999 through                                $0
     November 14, 1999
---------------------------------------------------------------
     November 15, 1999 through                         $500,000
     November 28, 1999
---------------------------------------------------------------
     November 29, 1999 through                       $1,250,000
     December 11, 1999
---------------------------------------------------------------
     December 12, 1999 through                       $2,000,000
     December 25, 1999
---------------------------------------------------------------
     December 26, 1999 through                       $2,750,000
     January 5, 2000
---------------------------------------------------------------

                  1(jj) "Collection Reduction Amount" shall mean an amount equal to 15% of the amount of Accounts collected or payments received on Accounts from November 5, 1999 up to and including the business day prior to the date such amount is determined.

3. Collateral Reports Section 9(a) of the Loan Agreement is hereby amended by amending and restating the first sentence of such section to read as follows:

                  Borrower shall deliver to Lender, (a) from November 5, 1999 through November 30, 1999, on a bi-weekly basis, on Tuesday and Friday of each week, for the period from the prior reporting date to the day prior to the current reporting date, and (b) from December 1, 1999 and thereafter, on a daily basis, for the prior day, a collateral report (the "Collateral Report") describing the aging of the Accounts, all Eligible Accounts created or acquired by Borrower subsequent to



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                  the immediately preceding Collateral Report, information in connection with any Account which has ceased to be an Eligible Account since the most recent Collateral Report, and information on all amounts collected by Borrower on Accounts subsequent to the immediately preceding Collateral Report; provided that Lender reserves the right to require such report on a more frequent basis at any time requested by Lender.

4. Additional Covenants of Borrower. Section 12 of the Loan Agreement is hereby amended by amending and restating Section 12(v) in its entirety to read as follows:

         (v) Immediately upon the receipt of any proceeds derived from the sale of any assets of Borrower other than Inventory, Borrower shall pay such proceeds to Lender to be applied first to any unpaid principal or interest (in such order as Lender shall determine) on the Term Loan, and, upon full satisfaction of the Term Loan, to be applied to the Revolving Loan as permanent reductions ("Revolver Reductions") to the Maximum Loan Availability. Such Revolver Reductions shall be in addition to the other scheduled reductions described in
                  Section 1(u) above. Notwithstanding the foregoing, Borrower shall pay all outstanding amounts due under the Term Loan on or before November 22, 1999, regardless of whether Borrower receives adequate proceeds from the sale of assets to do so.

5.       Loan Documents.

         a. Lender and Borrower agree that any and all notes or other documents executed in connection with the Loans (collectively, the "Loan Documents") are hereby amended to reflect the amendments set forth herein and that no further amendments to any Loan Documents are required to reflect the foregoing.

         b. All references in any document to the Loan Agreement or any other Loan Document shall refer to the Loan Agreement or such Loan Document as amended pursuant to this Amendment.

6. Representations and Warranties. Borrower hereby certifies to the Lender that as of the date of this Amendment (taking into consideration the transactions contemplated by this Amendment), all of Borrower's representations and warranties contained in the Loan Agreement and all Loan Documents are true, accurate and complete in all material respects, and no Event of Default (other than as set forth in the Forbearance Letter) or event that with notice or the passage of time or both would constitute an Event of Default has occurred under the Loan Agreement or any Loan Document. Without limiting the generality of the foregoing, Borrower represents and warrants that the execution and delivery of this Amendment has been authorized by all necessary action on the part of Borrower, that the person executing this Amendment on behalf of Borrower is duly



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         authorized to do so and that this Amendment constitutes the legal, valid, binding and enforceable obligation of Borrower.

7. Additional Documents. Borrower shall execute and deliver to Lender at any time and from time to time such additional amendments to the Loan Agreement and the Loan Documents as the Lender may request to confirm and carry out the transactions contemplated hereby or to confirm, correct and clarify the security for the Loan.

8. Continuation of the Loan Agreement, Etc. Except as specified in this Amendment, the provisions of the Loan Agreement and the Loan Documents (as previously amended) shall remain in full force and effect, and if there is a conflict between the terms of this Amendment and those of the Loan Agreement or the Loan Documents (as previously amended), the terms of this Amendment shall control.

9.       Miscellaneous.

         a. This Amendment shall be governed by and construed under the laws of the State of Colorado and shall be binding upon and inure to the benefit of the parties hereto and their successors and permissible assigns.

         b. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         c. This Amendment and all documents to be executed and delivered hereunder may be delivered in the form of a facsimile copy, subsequently confirmed by delivery of the originally executed document.

         d. This Amendment constitutes the entire agreement between Borrower and the Lender concerning the subject matter of this Amendment. This Amendment may not be amended or modified orally, but only by a written agreement executed by Borrower and the Lender and designated as an amendment or modification of the Loan Agreement as amended by this Amendment.

         e. Execution of this Amendment is not intended to and shall not constitute a waiver by the Lender of any Event of Default or event that with notice or the passage of time, or both, would constitute an Event of Default, including, without limitation, any Events of Default set forth in the Forbearance Letter.



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         EXECUTED as of the date first set forth above.

                                                BORROWER:

                                                CET ENVIRONMENTAL SERVICES,
                                                INC., a California corporation


                                                By:
                                                   -----------------------------
                                                Name:
                                                     ---------------------------
                                                Title:
                                                      --------------------------


                                                LENDER:

                                                NATIONAL BANK OF CANADA, a
                                                Canadian chartered bank


                                                By:
                                                   -----------------------------
                                                     Allen C. Balk
                                                     Vice President


                                                By:
                                                   -----------------------------
                                                     Name:
                                                          ----------------------
                                                     Title:
                                                           ---------------------



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